UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 24, 2007 (September 20, 2007)

AMPAL-AMERICAN ISRAEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	0-538	13-0435685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Arlozorov Street Tel Aviv, Israel	62098
(Address of Principal Executive Offices)	(Zip Code)

(866) 447-8636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

The information required to be disclosed hereunder with respect to the shares of Class A Stock of Ampal-American Israel Corporation (the “Company”) to be issued on the conversion of the Convertible Promissory Note (as defined below) is set forth in Item 8.01 below and is incorporated herein by reference. The issuance of Class A Stock of the Company upon conversion of the Convertible Promissory Note is a transaction not involving a public offering, thus the issued Class A Stock is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company previously disclosed the entry into the Stock Purchase Agreement (as defined below) and the possible issuance of shares of Class A Stock of the Company upon the conversion of the Convertible Promissory Note on Form 8-K filed on December 1, 2006.

Item 8.01	Other Events.

Conversion of Convertible Promissory Note Issued by the Company to Merhav M.N.F. Ltd.

As previously disclosed, on November 28, 2006, the Company, through Merhav Ampal Energy, Ltd., a wholly-owned subsidiary of the Company, acquired pursuant to an agreement (the “Stock Purchase Agreement”) with Merhav M.N.F. Ltd. (“Merhav”) an additional 5.9% interest in East Mediterranean Gas Co. S.A.E., an Egyptian joint stock company (“EMG”), which increased the Company’s beneficial ownership of EMG to 12.5% of the outstanding shares of EMG’s capital stock. The purchase price was approximately $128.3 million, of which, approximately $68.3 million was paid in cash, $40 million was paid in 8,602,151 shares of the Company's Class A Stock to De Majorca Holdings Ltd., an assignee of Merhav, and the balance was paid by a promissory note in the principal amount of $20 million (the “Convertible Promissory Note”), which, at the option of Merhav, could be paid in cash, additional shares of the Company’s Class A Stock (based on a price per share of $4.65), or a combination thereof.

On September 20, 2007, Merhav exercised its option to convert the outstanding balance of $20,815,208 on the Convertible Promissory Note into 4,476,389 shares of Class A Stock of the Company. Upon exercising its right to conversion, Merhav surrendered to the Company the Convertible Promissory Note.

The foregoing description of the Stock Purchase Agreement and the Convertible Promissory Note do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement and the form of Convertible Promissory Note, which the Company filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2006.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT	DESCRIPTION
10.1

Stock Purchase Agreement between Merhav Ampal Energy Limited and Merhav (M.N.F.) Ltd., dated November 28, 2006 (Filed as Exhibit 10.1 to Form 8-K, filed with the SEC on December 1, 2006, and incorporated herein by reference).

10.2

Form of Convertible Promissory Note between Ampal-American Israel Corporation and Merhav (M.N.F.) Ltd. (Filed as Exhibit 10.2 to Form 8-K, filed with the SEC on December 1, 2006, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: September 24, 2007	By:	/s/ Yoram Firon
		Name:	Yoram Firon
		Title:	Vice President – Investments and Corporate Affairs

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1

Stock Purchase Agreement between Merhav Ampal Energy Limited and Merhav (M.N.F.) Ltd., dated November 28, 2006 (Filed as Exhibit 10.1 to Form 8-K, filed with the SEC on December 1, 2006, and incorporated herein by reference).

10.2

Form of Convertible Promissory Note between Ampal-American Israel Corporation and Merhav (M.N.F.) Ltd. (Filed as Exhibit 10.2 to Form 8-K, filed with the SEC on December 1, 2006, and incorporated herein by reference).